EXHIBIT 24(B)(5)(A)

MULTIOPTION LEGEND AND MULTIOPTION EXTRA
INDIVIDUAL VARIABLE ANNUITY APPLICATION
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

MINNESOTA LIFE INSURANCE COMPANY -                                              Fax 651-665-7942 LOGO OF [MINNESOTA LIFE]
A Securian Company
Securian Annuity Services . A3-9999                                             1-800-362-3141
400 Robert Street North . St. Paul, Minnesota 55101-2098                        www.securian.com
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
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                1. SELECT CONTRACT TYPE
                ---------------------------------------------------------------------------------------------------------------
                [X] MultiOption Legend                                         [_] MultiOption Extra
-------------------------------------------------------------------------------------------------------------------------------
                2. TYPE OF PLAN
                ---------------------------------------------------------------------------------------------------------------
                [_] Traditional IRA - Tax year                                 [X] Non-Qualified
                [_] Roth IRA - Tax year                                        [_] Corporate Non-Qualified
                [_] Inherited IRA                                              [_] Non-Corporate Non-Qualified (LLP or LLC)
                [_] Other                                                      [_] Under the       (state) UTMA/UGMA
-------------------------------------------------------------------------------------------------------------------------------

                3. OWNER
                ---------------------------------------------------------------------------------------------------------------
                Individual name (first, middle initial, last,                                        US citizen
[FOR UTMA/UGMA, suffix), or corporation name or trust title
ENTER
CUSTODIAN'S
INFORMATION
HERE.]          JOHN DOE                                                                             [X] Yes  [_] No
                ---------------------------------------------------------------------------------------------------------------
                [X] Male [_] Female [_] Entity  Date of birth or date of trust Tax I.D. (SSN or TIN) If trust, is it revocable?
                                                6-10-1990                      ###-##-####           [_] Yes  [_] No
                ---------------------------------------------------------------------------------------------------------------
                Street address                                                 City
                123 MAIN STREET                                                ANYTOWN
                ---------------------------------------------------------------------------------------------------------------
                State                  Zip code   E-mail address                                     Telephone number
                MN                     55555                                                         444-222-1234
-------------------------------------------------------------------------------------------------------------------------------
                4. JOINT OWNER (IF APPLICABLE)
                ---------------------------------------------------------------------------------------------------------------
                Individual name (first, middle initial, last,                                        US citizen
                suffix)
                                                                                                     [_] Yes  [_] No
                ---------------------------------------------------------------------------------------------------------------
                [_] Male  [_] Female            Date of birth                  Tax I.D. (SSN)        Relationship to owner
                ---------------------------------------------------------------------------------------------------------------
                Street address                                                 City
                ---------------------------------------------------------------------------------------------------------------

                State                  Zip code   E-mail address                                     Telephone number

-------------------------------------------------------------------------------------------------------------------------------
                5. ANNUITANT
                ---------------------------------------------------------------------------------------------------------------
                Individual name (first, middle initial, last,                                        US citizen
[COMPLETE       suffix)
ONLY IF
THE
INDIVIDUAL
ANNUITANT
IS NOT
THE
SAME AS                                                                                              [_] Yes  [_] No
OWNER.          ---------------------------------------------------------------------------------------------------------------
                [_] Male  [_] Female            Date of birth                  Tax I.D. (SSN)        Relationship to owner
                ---------------------------------------------------------------------------------------------------------------
                Street address                                                 City
                ---------------------------------------------------------------------------------------------------------------
FOR
UTMA/UGMA,
ENTER
MINOR'S
INFORMATION
HERE. ]         State                  Zip code   E-mail address                                     Telephone number
-------------------------------------------------------------------------------------------------------------------------------
                6. JOINT ANNUITANT (IF APPLICABLE)
                ---------------------------------------------------------------------------------------------------------------
                Individual name (first, middle initial, last,                                        US citizen
[COMPLETE       suffix)
ONLY IF
THE
JOINT
ANNUITANT
IS NOT
THE
SAME AS                                                                                              [_] Yes  [_] No
OWNER. ]        ---------------------------------------------------------------------------------------------------------------
                                                Date of birth                  Tax I.D. (SSN)        Relationship to annuitant
                [_] Male  [_] Female
                ---------------------------------------------------------------------------------------------------------------
                Street address                                                 City
                ---------------------------------------------------------------------------------------------------------------
                State                  Zip code   E-mail address                                     Telephone number

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[BARCODE]
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
IAN000064                                                                                                         1
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
ICC12-70205 Rev 3-2012                              Page 1 of 5
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

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[PRIMARY             7. BENEFICIARY(IES)
BENEFICIARY
DESIGNATIONS MUST    --------------------------------------------------------------------------------------------------------------
TOTAL 100%.          Name
                     MARY DOE
                     --------------------------------------------------------------------------------------------------------------
CONTINGENT           [_] Male [X] Female [_] Entity           Date of birth        Tax I.D. (SSN or TIN)
BENEFICIARY                                                   6-11-1992            ###-##-####
DESIGNATIONS MUST    --------------------------------------------------------------------------------------------------------------
TOTAL 100%.          Relationship to owner                                         Type of beneficiary                 Percentage
                     WIFE                                                          [X] Primary   [_] Contingent        100      %
                     --------------------------------------------------------------------------------------------------------------
                     Address
PLEASE IDENTIFY ANY  SAME AS OWNER
ADDITIONAL           --------------------------------------------------------------------------------------------------------------
BENEFICIARIES IN     City                                                                                    State     Zip code
SECTION 11. ]
                     --------------------------------------------------------------------------------------------------------------
                     Name
                     --------------------------------------------------------------------------------------------------------------
                     [_] Male [_] Female [_] Entity           Date of birth        Tax I.D. (SSN or TIN)

                     --------------------------------------------------------------------------------------------------------------
                     Relationship to owner                                         Type of beneficiary                 Percentage
                                                                                   [_] Primary   [_] Contingent                 %
                     --------------------------------------------------------------------------------------------------------------
                     Address
                     --------------------------------------------------------------------------------------------------------------
                     City                                                                                    State     Zip code

                     --------------------------------------------------------------------------------------------------------------
                     Name
                     --------------------------------------------------------------------------------------------------------------
                     [_] Male [_] Female [_] Entity           Date of birth        Tax I.D. (SSN or TIN)

                     --------------------------------------------------------------------------------------------------------------
                     Relationship to owner                                         Type of beneficiary                 Percentage
                                                                                   [_] Primary   [_] Contingent                 %
                     --------------------------------------------------------------------------------------------------------------
                     Address
                     --------------------------------------------------------------------------------------------------------------
                     City                                                                                    State     Zip code

-----------------------------------------------------------------------------------------------------------------------------------
[MAXIMUM ISSUE AGE   8. OPTIONAL DEATH BENEFIT RIDERS (SUBJECT TO STATE AVAILABILITY; ADDITIONAL CHARGES APPLY - SEE
FOR THESE RIDERS IS     PROSPECTUS)
75.]                 --------------------------------------------------------------------------------------------------------------
                        [ [_] Highest Anniversary Value Death Benefit
                          [_] Premier Death Benefit/1, 2/
                          [_] Estate Enhancement Benefit/1, 2, 3/

                        /1/ Not available in Washington
                        /2/ Not available in combination with Living Benefit Riders listed below
                        /3/ Not available with Premier Death Benefit in New Jersey ]
-----------------------------------------------------------------------------------------------------------------------------------
[IF SELECTING A      9. OPTIONAL LIVING BENEFIT RIDERS (SUBJECT TO STATE AVAILABILITY; ADDITIONAL CHARGES APPLY -
JOINT OPTION, ON A      SEE PROSPECTUS)
QUALIFIED            --------------------------------------------------------------------------------------------------------------
PLAN TYPE, THE          [ Minimum and maximum age requirements may apply - see Prospectus for details.
PRIMARY BENEFICIARY     Choose only one
MUST BE THE              [_] Encore Lifetime Income - Single
DESIGNATED LIFE. ]       [_] Encore Lifetime Income - Joint
                         [_] Ovation Lifetime Income II - Single
                         [_] Ovation Lifetime Income II - Joint
                         [_] Guaranteed Minimum Income Benefit ]
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ICC12-70205 Rev 3-2012                              Page 2 of 5
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

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
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[ PLEASE BE AWARE         10. REPLACEMENT
  THAT CLIENT AND         ----------------------------------------------------------------------------------------------
  REPRESENTATIVE/
  AGENT RESPONSES IN      Do you have any existing life insurance  [_]  Yes                         [X]  No
  SECTIONS 10 AND         or annuity contracts?
  16 MUST MATCH.                                                                                    [X]  No
                          Will the contract                        [_]  Yes
  IF YES, A STATE         applied for
  REPLACEMENT FORM        replace or change
  IS REQUIRED TO BE       an existing life
  SIGNED, DATED AND       insurance or
  ENCLOSED WITH THIS      annuity contract?
  APPLICATION FOR MOST    If yes, complete
  STATES.                 the section below.
         ]
                          ----------------------------------------------------------------------------------------------
                                    COMPANY              LIFE/            POLICY/CONTRACT              YEAR ISSUED
                                     NAME               ANNUITY               NUMBER
                          ----------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          11. SPECIAL INSTRUCTIONS
                          ----------------------------------------------------------------------------------------------










------------------------------------------------------------------------------------------------------------------------
                          12. PURCHASE PAYMENT METHOD
                          ----------------------------------------------------------------------------------------------
[ MINIMUM PURCHASE        Approximate Amount $2500                 Purchase payment submitted via:
  PAYMENT IS $10,000.

MAKE CHECKS
  PAYABLE TO
  MINNESOTA LIFE.  ]      [X] Check with application               [_] Client initiated rollover    [_] 1035 exchange
                          [_] Non-Qualified Transfer               [_] Direct Transfer/Rollover
------------------------------------------------------------------------------------------------------------------------
                          13. NOTICE TO APPLICANT
                          ----------------------------------------------------------------------------------------------
                          Any person who knowingly presents a false statement in an
                          application for insurance may be guilty of a criminal offense and subject to penalties under state law.

------------------------------------------------------------------------------------------------------------------------
                          14. ELECTRONIC PROSPECTUS AUTHORIZATION
                          ----------------------------------------------------------------------------------------------
                           JD                           Yes, I would like to receive electronic copies of the variable
[ PLEASE ENTER YOUR       ---------------               annuity and/or variable life insurance prospectus(es), privacy
  INITIALS ON THIS LINE   Owner's Initials              policies, underlying fund company prospectus(es) and
  IF YOU ARE AUTHORIZING                                supplements, underlying fund semiannual and annual reports
  E-DELIVERY OF YOUR                                    and supplements rather than paper copies. I understand I will:
  DOCUMENTS.]                                           receive a communication directing me to the Minnesota Life internet web site address where the documents will be
                                                        available, be notified when new, updated prospectuses, privacy policies, reports and supplements for contracts become
                                                        available, and continue to receive my statements in the mail. I understand and acknowledge that I: have the ability to access the internet and will need Adobe Acrobat Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access,
                                                        (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time
                                                        without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's Service Center at
                                                        1-800-362-3141 or writing to the address PO Box 64626, St.
                                                        Paul, MN 55164-0628. I also understand that Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life
                                                        products currently owned and any purchased in the future, until this consent is revoked.
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 ICC12-70205 Rev 3-2012                 Page 3 of 5

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
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                        15. OWNER/ANNUITANT SIGNATURES
                        ----------------------------------------------------------------------------------------------

                        I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I
                        UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED
                        UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE,
                        MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

                        Amounts from the guaranteed term account withdrawn, surrendered, or applied to provide annuity payments prior to the end of the guarantee period will be subject to a market value adjustment. The market value adjustment may increase or decrease the values available in this contract.

                        If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial
                        Services Disclosure for Annuity Sales (form F72467) disclosure required by
                        Section 10 of the Military Personnel Financial Services Protection Act.

                        I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.

                        ----------------------------------------------------------------------------------------------
                        Contract owner's signature

                        X /S/ JOHN DOE
                        ----------------------------------------------------------------------------------------------
                        Signed in (city)                                                      State       Date
                        Anytown                                                               MN          4-18-2012
                        ----------------------------------------------------------------------------------------------
                        Joint contract owner's signature, if any
                        X
                        ----------------------------------------------------------------------------------------------
                        Signed in (city)                                                      State       Date
                        ----------------------------------------------------------------------------------------------
                        Annuitant's signature (if other than the owner)                                   Date
                        X
                        ----------------------------------------------------------------------------------------------
                        Joint annuitant's signature, if any                                               Date
                        X
----------------------------------------------------------------------------------------------------------------------
                        16. TO BE COMPLETED BY REPRESENTATIVE/AGENT
                        ----------------------------------------------------------------------------------------------
[ REPRESENTATIVE/       To the best of my knowledge and belief, this applicant has            [_]  Yes      [X]  No
  AGENT RESPONSES       existing life insurance or annuity contracts.                         [_]  Yes      [X]  No
  MUST MATCH CLIENT
  RESPONSES IN          To the best of my knowledge and belief, the contract applied
  SECTION 10.           for will replace or change an existing life insurance or
                        annuity contract.

                        NO WRITTEN SALES MATERIALS WERE USED OTHER THAN THOSE FURNISHED BY THE HOME
                        OFFICE. I BELIEVE THE INFORMATION PROVIDED BY THIS CLIENT IS TRUE AND ACCURATE
                        TO THE BEST OF MY KNOWLEDGE AND BELIEF.
                        ----------------------------------------------------------------------------------------------
  ALL REPRESENTATIVES/  Representative/agent name (print)                    Representative/agent code    100    %
  AGENTS INVOLVED IN    JOHN JONES                                           12345
  THIS SALE MUST SIGN
  THIS APPLICATION.
                        ----------------------------------------------------------------------------------------------
                        Representative/agent signature
                        X  /S/ JOHN JONES
                        ----------------------------------------------------------------------------------------------
  REPRESENTATIVE/       Representative/agent name (print)                    Representative/agent code            %
  AGENT SPLIT MUST
  TOTAL 100%.   ]
                        ----------------------------------------------------------------------------------------------
                        Representative/agent signature
                        X
                        ----------------------------------------------------------------------------------------------
                        Representative/agent name (print)                    Representative/agent code            %
                        ----------------------------------------------------------------------------------------------
                        Representative/agent signature
                        X
                        ----------------------------------------------------------------------------------------------

                        [Please choose a compensation option for Legend      Please choose a compensation option for
[! ONE OPTION MUST      below:                                               Extra below:
   BE SELECTED. ]       [X] U/T    [_]  L                                    [_]  U/T     [_]   U/T-3    [_]  L  ]
----------------------------------------------------------------------------------------------------------------------
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 ICC12-70205 Rev 3-2012                 Page 4 of 5

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
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                                       17. TO BE COMPLETED BY BROKER - DEALER
                                       ---------------------------------------------------------------------------------
                                       Broker - dealer name                              Signature of authorized dealer
                                                                              Date
                                       Jones, inc.                            4-18-2012  X THOMAS SMITH
                                       ---------------------------------------------------------------------------------
                                       Principal signature                    Date       Special note
                                       X JAMES ANDERSON                       4-18-2012
------------------------------------------------------------------------------------------------------------------------
                                       18. TO BE COMPLETED BY MINNESOTA LIFE
                                       ---------------------------------------------------------------------------------
                                       Accepted by                                       Date          Contract number
                                           SUSAN JOHNSON                                 4-18-2012     12222
------------------------------------------------------------------------------------------------------------------------
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 ICC12-70205 Rev 3-2012                 Page 5 of 5